UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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RG GLOBAL LIFESTYLES, INC.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

RG GLOBAL LIFESTYLES, INC.
2345 W. Foothill Blvd., Suite #7
Upland, CA 91786
(949) 888-9500 - telephone

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of RG Global Lifestyles, Inc.:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock, that on July 7, 2010 our stockholders holding a majority of our voting shares have executed an Action by Written Consent of Shareholders approving the following actions:

1. To elect the following four (4) directors to hold office for a one year term and until each of their successors are elected and qualified:

Grant King
Keith Morlock
Bob Glaser
Steve Ritchie

2. To ratify the appointment of dbbMcKennon as our Independent Registered Public Accounting Firm.

3. To approve an amendment to our Amended and Restated Articles of Incorporation for the purpose of changing our name to Sustainable Environmental Technologies Corporation.

4. To approve an amendment to our Amended and Restated Articles of Incorporation for the purpose of increasing our authorized number of shares of common stock, par value $0.001 to 300,000,000.

5. To approve the adoption of our 2010 Incentive and Nonstatutory Stock Option Plan, attached hereto as Exhibit A.

The accompanying information statement (this “Information Statement”), which describes the actions taken in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Under the California Corporations Code, our Amended and Restated Articles of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve the actions taken. Each share of our common stock is entitled to one vote in connection with the matters described above.

1

We are mailing the Information Statement on approximately July 9, 2010 to stockholders of record of the Company at the close of business on July 7, 2010 (the “Record Date”). Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the actions taken by consent will not be effected until at least twenty (20) calendar days following the mailing of the accompanying Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Grant King

Grant King,
Chief Executive Officer and Director

Upland, California
July 9, 2010

2

RG GLOBAL LIFESTYLES, INC.
2345 W. Foothill Blvd., Suite #7
Upland, CA 91786

INFORMATION STATEMENT
July 9, 2010

RG Global Lifestyles, Inc., a California corporation (“Company”), is sending you this Information Statement and the accompanying Notice of Shareholder Action Taken by Written Consent solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have previously executed a Written Consent of Shareholders approving the 1) election of the following four (4) directors to hold office for a one year term and until each of their successors are elected and qualified: Grant King, Keith Morlock, Bob Glaser and Steve Ritchie; 2) ratification of the appointment of dbbMcKennon as our Independent Registered Public Accounting Firm; 3) approval of an amendment to our Amended and Restated Articles of Incorporation for the purpose of changing our name to Sustainable Environmental Technologies Corporation; 4) approval of an amendment to our Amended and Restated Articles of Incorporation for the purpose of increasing our authorized number of shares of common stock, par value $0.001, to 300,000,000; and 5) approval of our 2010 Incentive and Nonstatutory Stock Option Plan (Exhibit A).

No vote or other action is requested or required on your part.

Record Date and Outstanding Shares

As of the Record Date, the Company’s issued and outstanding capital stock consisted of approximately 189,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).

Consenting Stockholders

The California Corporations Code provides that any action required to be taken at an annual or a special meeting of the stockholders of a California corporation may be taken by written consent in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

The following holders of our Common Stock (“Consenting Stockholders”) executed the Written Consent of Shareholders representing over 52% of our Common Stock on the Record Date:

1.              Grant King, Company officer and director
2.              Bob Glaser, Company officer and director
3.              Keith Morlock, Company officer and director
4.              Horst Franz Geicke
5.              Mark King, key Company consultant and brother of our CEO
6.              Michael Kruger, key Company consultant

ACTIONS TAKEN

1.              ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of five (5) authorized directors. On July 7, 2010, the Consenting Stockholders approved the re-election of Mr. Bob Glaser, Mr. Grant King, Mr. Keith Morlock, and Mr. Steve Ritchie to serve as directors of the Company to serve for a one year term or until his successor is duly qualified or elected.  The appointment will be effected on or after 20 days from the date this Information Statement is mailed to stockholders.

2.              RATIFICATION OF BOARD OF DIRECTORS' SELECTION OF dbbMCKENNON AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR ENDED MARCH 31, 2010

The Board of Directors has appointed the firm of dbbMcKennon as the independent auditor to audit the account of the Company and its subsidiary for the year ended March 31, 2010.

On July 7, 2010, the Consenting Stockholders ratified the appointment of dbbMcKennon.

3.              APPROVAL OF NAME CHANGE

On July 7, 2010, the Consenting Stockholders approved of an amendment to our Amended and Restated Articles of Incorporation for the purpose of changing our name to Sustainable Environmental Technologies Corporation. The amendment will be effected on or after 20 days from the date this Information Statement is mailed to stockholders.

4.              APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

On July 7, 2010, the Consenting Stockholders approved of an amendment to our Amended and Restated Articles of Incorporation for the purpose of increasing our authorized number of shares of common stock, par value $0.001, to 300,000,000. The amendment will be effected on or after 20 days from the date this Information Statement is mailed to stockholders.

5.              APPROVAL OF 2010 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

On July 7, 2010, the Consenting Stockholder approved our 2010 Incentive and Nonstatutory Stock Option Plan (“2010 Plan”). The following is a summary of the material terms of the 2010 Plan.

Purpose of the 2010 Plan. The purposes of the 2010 Plan are to attract, retain and reward employees, directors and consultants, to provide additional incentives to these employees, Directors and consultants by aligning their interests with those of our stockholders and to promote our success and business.
Administration.  The 2010 Plan will be administered by the Directors of the Board or their designee (either, as applicable, referred to as the “committee”). The 2010 Plan gives the committee discretion to make awards under the 2010 Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the 2010 Plan, and to make other determinations and take other actions necessary or advisable for administering the 2010 Plan and effectuating its purposes.

Eligibility. Employees, directors and consultants of the Corporation and its subsidiaries and affiliates are eligible to participate in the 2010 Plan.

Shares Available for Awards. 20,000,000 shares of the Common Stock will be reserved for awards under this plan.  Shares reserved for awards that expire, are canceled or are otherwise forfeited in whole or in part will be available for future grant under the 2010 Plan.

Types of Awards. The 2010 Plan allows for the granting of incentive stock options which are intended to satisfy the requirements of Section 422 of the Code, non-statutory stock options, and restricted stock grants. The exercise price of a stock option shall not be less than 100% of the Fair Market Value per share of our Common Stock on the date of grant, except as otherwise specifically determined by the Board, and the term may not be longer than ten years, subject to certain rules applicable to incentive stock options. Award agreements for stock options may include rules for the effect of a termination of service on the option and the term for exercising stock options after any termination of service. No option may be exercised after the end of the term set forth in the award agreement.

Corporate Governance

EXECUTIVE OFFICERS AND DIRECTORS

GRANT KING, 56, our CHIEF EXECUTIVE OFFICER,INTERIM CHIEF FINANCIAL OFFICER and CHAIRMAN OF THE BOARD OF DIRECTORS since 2007.  Mr. King has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok, Thailand since 1990. From September 1996 to September 2000, Mr. King served as President of various wholly-owned subsidiaries of the Company's predecessor, L.L. Knickerbocker Co., Inc. and between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he also served as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand.

STEVE RITCHIE, 66, our DIRECTOR, retired Brig. Gen. USA. Gen. Ritchie became an advisory board member to the Company in August 2005 and subsequently became a Director in October 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

KEITH MORLOCK, 35, our DIRECTOR and SECRETARY since 2008, is currently the CEO of Pro-Water, LLC., an injection well disposal refinery in Utah.  Pro-Water specializes processing produced water for the oil and gas industry.  Mr. Morlock has extensive history in GMP, writing SOP’s and over 14 years of dealing with regulatory agencies including the EPA and the FDA. Much of this background was achieved while he managed several large manufacturing companies. This included overseeing water treatment design as it is critical in pharmaceutical manufacturing. In addition his expertise includes researching, analyzing, and monitoring financial, technological, and demographic factors to capitalize on market opportunities and minimize competitive activity. He has developed and executed comprehensive operation and marketing plans, both short and long range, to support the sales and revenue objectives of the organization.

BOB GLASER, 55, our VICE PRESIDENT OPERATIONS and DIRECTOR since 2008.  Mr. Glaser has over 35 years of manufacturing expertise including electrical and mechanical design, engineering, and building machinery from inception to completion. His skills include, machinery design, managing large workforces, detail oriented planning, forecasting, and creating short and long term company goals. Dealing with difficult issues is one of his best assets and he is known for being a problem solver. His ability to utilize Lean, Supply Stream Manufacturing and Six Sigma Processes in the evaluation of projects is essential to minimizing costs and instrumental in vendor negotiations. He has received many awards from major manufacturers for consistent quality in manufacturing and his relentless pursuit of excellence.

FAMILY RELATIONSHIPS

There are no family relationships among the individuals comprising our board of directors, management and other key personnel.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

During the past five years, none of the following have occurred that are material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of the Company:

1.  Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.  Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.  Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.  Being found by a court of competent jurisdiction (in a civil action) , the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ADVERSE PROCEEDINGS

There exists no material proceeding to which any director or officer is a party adverse to the Company small business issuer or has a material interest adverse to the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended March 31, 2009 were untimely:

•	Juzer Jangbarwala Form 4 for the acquisition of a stock option grant on February 23, 2009, was not filed.

•	Steve Ritchie Form 4 for the acquisition of a stock option grant on February 23, 2009, was filed late.

•	David Koontz Form 4 for the acquisition of a stock option grant on February 23, 2009, was not filed.

•	Joe Murray Form 4 for the acquisition of a stock option grant on February 23, 2009, was not filed.

•	Grant King Form 4 for the acquisition of a stock option grant on February 23, 2009, was filed late.

•	Grant King Form 4 for the exercise of 1,328,000 stock options on March 10, 2009 was filed late.

DIRECTOR INDEPENDENCE

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the American Stock Exchange LLC, or the AMEX.  The board of directors also will consult with counsel to ensure that the board of director’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members.  The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently our director Steve Ritchie satisfies the “independent director” requirements of the American Stock Exchange, however we do not meet its requirement which requires that a majority of a company’s directors be independent.

BOARD MEETINGS AND ANNUAL MEETING ATTENDANCE

The Board of Directors met two times the fiscal year ended March 31, 2009.  Additionally, the Board acted two times by unanimous written consent in lieu of a meeting during this period.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders, when held, two of our four directors attended the 2008 annual meeting; Mr. Koontz and Mr. Ritchie did not attend.

AUDIT COMMITTEE

The Company currently has David Koontz serving on its Audit Committee. The Board has determined that Mr. Koontz qualifies as its audit committee financial expert for purposes of the SEC rules.

The Company’s Audit Committee held one meeting during the fiscal year ended March 31, 2009. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

Among the policies and procedures adopted by the Audit Committee is the requirement that the Audit Committee is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and related fees incurred during the fiscal year.  In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, the Committee made all necessary contact, inquiry, and recommendations, in order to to approve all (100%) of the independent auditing fees, audit-related fees, tax fees, and all other fees , in advance, for the conduct of the audit for the fiscal year ended March 31, 2009.  None of the hours related to the Company's independent auditor's work for the fiscal year ended March 31, 2009 was attributable to work performed by persons other than the auditor's full-time, permanent employees.  No part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management.

Pursuant to the Sarbanes-Oxley Act of 2002, the Company's Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee.  A copy of the charter is attached as Appendix A to the Company's Definitive Proxy Statement filed September 20, 2005.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended March 31, 2009 and 2008 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

David Koontz

The preceding Report of the Audit Committee will be filed with the records of the Company.

NOMINATING AND COMPENSATION COMMITTEES

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only four Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company's executive pay practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means. Shareholders may submit candidate recommendations by mail to RG GLOBAL LIFESTYLES, INC.
2345 W. Foothill Blvd., Suite #7, Upland, CA 91786. With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

CODE OF ETHICS

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at WWW.RGGLIFE.COM.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation of our Executive Officers for the fiscal years ending on March 31, 2009 and 2008.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Grant King	2008/09	$					$12,000					$12,000
CEO and Director RGBL	2007/08	$					$6,000					$6,000

Richard Lambright	2008/09		$58,228				$7,904					$7,904
Principal Financial Officer (1)	2007/08		$20,315			$					$

Juzer Jangbarwala	2008/09		$220,000				$12,000					$12,000
CTO and Director (2)	2007/08		$258,076				$6,000					$6,000

(1)           Richard Lambright resigned from the position of Principal Accounting Officer on July 7, 2010
(2)           Juzer Jangbarwala served as Director and Chief Technology Officer for the Company.  Mr. Jangbarwala resigned both positions as of April 17, 2009.

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the fiscal years ending on March 31, 2009 and 2008 (if not addressed in the Executive Officer Compensation table above).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steve Ritchie			$12,000				$12,000
David Koontz			$12,000				$12,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Grant King	3,288,000			$0.06	Various dates thru 2013

Richard Lambright	300,000			$0.06	2014	168,000	$16,800

Juzer Jangbarwala	1,012,500			$0.06	2009	200,000	$20,000

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Detail of fees paid to dbbMcKennon:

a.	Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the period ended March 31, 2009, were approximately $35,000.

b.	Audit-Related Fees: Fees billed for audit-related services were $0 for the fiscal year ended March 31, 2009.

c.	Tax Fees. Fees billed for tax services were $0 for the fiscal year ended March 31, 2009.

Detail of fees paid to McKennon Wilson & Morgan LLP:

a.
Audit Fees:  Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the period ended March 31, 2009 and 2008, were approximately $2,500 and $45,000, respectively.

b.
Audit-Related Fees:  Fees billed for audit-related services were approximately $36,000 and $35,000 for the fiscal years ended March 31, 2009 and 2008, respectively. These fees were primarily for reviews of quarterly un-audited financial statements.

c.	Tax Fees. Fees billed for tax services were $0 and $0 for the fiscal years ended March 31, 2009 and 2008, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 11, 2008, Grant King, Chief Executive Officer, made a payment of $100,000 towards a note from a vendor and recorded it as a loan payable to a related party. During the year ended March 31, 2009 and 2008, the Company received additional proceeds of $20,697 and $32,700 from Grant King for operating purposes, respectively. The loan accrues interest at 11% and is due upon demand.  During the years ended March 31, 2009 and 2008, the Company paid $48,965 and $30,000 toward the note payable, respectively. In addition, during the year ended March 31, 2009 the principal balance of the note was reduced by $36,500 through the issuance of 243,333 shares of Series A. Upon issuance, the Company determined that the fair value of the Series A based on the fair value of the common stock equivalent was $116,800. In addition, the Series A was converted into 1,460,000 share of common stock on the date of issuance. The excess of $80,300 between the liability satisfied and the fair value was expense to general and administrative expenses on the accompanying statement of operations. The total loan outstanding from Grant King as of March 31, 2009 and 2008 was $5,233 and $102,700

During the fiscal year ended March 31, 2009, the Company issued 333,333 shares of Series A to Mark King in satisfaction of $50,000 in accrued salaries. Upon issuance, the Company determined that the fair value of the Series A based on the fair value of the common stock equivalent was $160,000. In addition, the Series A was converted into 2,000,000 shares of common stock on the date of issuance. The excess of $110,000 between the liability satisfied and the fair value was expense to general and administrative expenses on the accompanying statement of operations. In addition, during the fiscal year ended March 31, 2009, the individuals applied $79,680 of the liability toward the exercise price of 1,328,000 options at $0.06 per share.  As of March 31, 2009 and 2008, amounts payable to the individuals included in accrued liabilities were $176,320 and $65,300, respectively. Subsequent to March 31, 2009, the individuals exercised 1,276,000 options and reduced the amounts payable to them by an additional $73,560 through applying the required exercise price of $0.06 to the liability.

During the fiscal year ended March 31, 2008, the Company issued a purchase order to Catalyx Fluid Solutions, Inc. (“Catalyx”), for the purchase of resin, at the approximate cost of $756,000, needed for the operation of the Company’s wastewater treatment plant in Wyoming. Catalyx is partially owned by Juzer Jangbarwala, a Company Director and its Chief Technology Officer. In addition, from time to time Catalyx has paid for various costs related to the wastewater treatment plant on behalf of the Company, for which the Company has reimbursed Catalyx.  As of March 31, 2009 and 2008, amounts due to Catalyx included in accounts payable were $280,000.

In July 2007, the Company entered into a lease agreement with Catalyx Engineering, Inc. (“CEI”), a company that is owned in part by Juzer Jangbarwala, a Company Director and its Chief Technology Officer, to sub-lease approximately 7,000 square feet to serve as its new corporate office in Anaheim, California. The term of the lease is 18 months at a base monthly rent of $7,200.  During the years ended March 31, 2009 and 2008 payments to CEI for rent were $79,200 and $64,800, respectively. As of March 31, 2009, the Company has included $7,200 in accounts payable for rental payments due to CEI. In February 2009, the Company vacated the premises at the end of the lease term.

The Company utilized CEI for engineering services related to the design and construction of its water treatment plant in Wyoming. The agreement is verbal and provides engineering services at $75 per hour, which represents a 37.5% discount off of normal CEI rates. Total expenses incurred by the Company with CEI during the year ended March 31, 2009 and 2008 were $2,944 and $118,157, respectively.  As of March 31, 2009 and 2008, amounts due to CEI included in accounts payable were $23,803 and $24,354, respectively.

In previous periods, the Company utilized Fusion Solutions (“Fusion”) for manufacturing of product and promotional items for it OC Energy drink products. Fusion is partially owned by Mariano Fusco, a former owner and former CEO of the Company’s subsidiary, OC Energy and Albert Guerra, a partial owner of OC Energy.  As of March 31, 2009 and 2008, amounts due to Fusion included in accounts payable were $99,807.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the current common stock ownership of (i) each person known by the Company to be the beneficial owner of five percent (5%) or more of the Company's common based upon approximately 106,797,899 shares outstanding as of July 7, 2010, (ii) each officer and director of the Company individually, and (iii) all officers and directors of the Company as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and/or warrants held by that person that are currently exercisable, as appropriate, or will become exercisable within sixty (60) days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial. The address of each owner who is an officer or director is in care of the Company at 2345 W Foothill, Suite 7, Upland, CA 92807.

TITLE OF	NUMBER OF		PERCENT OF
CLASS	SHARES	NOTE	CLASS	NAME OF BENEFICIAL OWNER

Common	6,454,272	(1)	8.1%	Knickerbocker Estate
Common	2,707,105	(2)	3.39%	Grant King, CEO and Director
Common	354,446	(2)	*	Steve Ritchie, Director
Common	131,737	(2)	*	Richard Lambright, Controller
Common	254,167	(2)	*	David Koontz, Director

All officers and directors as a group (6 persons)

(1)	This figure includes 2,154,274 shares issuable to the estate of Mr. Knickerbocker pursuant to options and warrants to purchase shares of our common stock.
(2)	Shares issuable pursuant to options to purchase shares of our common stock vested as of July 7, 2009.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to RG Global Lifestyles, Inc., 2345 W. Foothill Blvd., Suite #7, Upland, CA 91786, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, as filed with the SEC, is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2345 W. Foothill Blvd., Suite #7, Upland, CA 91786 or by calling telephone number (949) 888-9500.

In certain cases, only one Annual Report and Information Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Information Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, RG Global Lifestyles Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports, Proxy Statements, or Information Statements if they are receiving multiple copies of Annual Reports, Proxy Statements, or Information Statements by directing such request to the same mailing address.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matters.

By Order of the Board of Directors

Grant King
Chief Executive Officer

Upland, California
July 9, 2010

EXHIBIT A

2010 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

RG GLOBAL LIFESTYLES, INC.

2010 INCENTIVE AND NONSTATUTORY STOCK OPTION

1.           Purpose.  The purpose of this 2010 Incentive and Nonstatutory Stock Option Plan (the “Plan”) is to enable RG Global Lifestyles, Inc. (the “Company”) to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected consultants and advisers of the Company or any parent or subsidiary of the Company.  For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is either the Company or a parent or subsidiary of the Company.

2.           Shares Subject to the Plan.  Subject to adjustment as provided below and in Section 9, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be 20,000,000 shares.  If an option granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option shall again be available under the Plan.  If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

3.           Effective Date and Duration of Plan.

3.1           Effective Date.  The Plan shall become effective as of July 7, 2010.  No Incentive Stock Option (as defined in Section 5 below) granted under the Plan shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present or by means of  written consent resolutions, and the exercise of any Incentive Stock Options granted under the Plan before approval shall be conditioned on and subject to that approval.  Subject to this limitation, options may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

3.2           Duration.  The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed.  The Board of Directors may suspend or terminate the Plan at any time except with respect to options and shares subject to restrictions then outstanding under the Plan.  Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4.           Administration.

4.1           Board of Directors.  The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards.  Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.  The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive.  The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

4.2          Committee.  The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan.  If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 10.

4.3          Officers.  The Board of Directors may delegate to any officer or officers of the Company authority to grant awards under the Plan, subject to any restrictions imposed by the Board of Directors.

5.            Types of Awards, Eligibility, Limitations.  The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan:  (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) award stock bonuses as provided in Section 7; and (iv) sell shares subject to restrictions as provided in Section 8.  Awards may be made to employees, including employees who are officers or directors, and to other individuals described in Section 1 selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan.  The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made.  At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

6.            Option Grants.

6.1          General Rules Relating to Options.

6.1-1           Terms of Grant.  The Board of Directors may grant options under the Plan.  With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option.  At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

6.1-2           Exercise of Options.  Except as provided in Section 6.1-4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted.  Except as provided in Sections 6.1-4 and 9, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares.  Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

6.1-3           Nontransferability.  Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death, and (ii) during the optionee’s lifetime, shall be exercisable only by the optionee.

6.1-4           Termination of Employment or Service.

(a)           General Rule.  Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1-4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

(b)           Termination Because of Total Disability.  Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.  The term “total disability” means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity.  Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

(c)           Termination Because of Death.  Unless otherwise determined by the Board of Directors, if an optionee dies while employed by or providing service to the Company, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

(d)           Amendment of Exercise Period Applicable to Termination.  The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option.  The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

(e)           Failure to Exercise Option.  To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

(f)           Leave of Absence.  Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service.  Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence that is approved by the Employer, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

6.1-5           Purchase of Shares.

(a)           Notice of Exercise.  Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

(b)           Payment.  Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration.  Unless otherwise determined by the Board of Directors, any Common Stock provided in payment of the purchase price must have been previously acquired and held by the optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.  No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding.  With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

(c)           Tax Withholding.  Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements.  If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount, in cash or by check, to the Company on demand.  If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law.  With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

(d)           Reduction of Reserved Shares.  Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (less the number of any shares surrendered in payment for the exercise price or withheld to satisfy withholding requirements).

6.2           Incentive Stock Options.  Incentive Stock Options shall be subject to the following additional terms and conditions:

6.2-1           Limitation on Amount of Grants.  If the aggregate fair market value of stock (determined as of the date the option is granted) for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option.  The preceding sentence will be applied by taking options into account in the order in which they were granted.  If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation.  If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

6.2-2           Limitations on Grants to 10 Percent Shareholders.  An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

6.2-3           Duration of Options.  Subject to Sections 6.1-2, 6.1-4 and 6.2-2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

6.2-4           Option Price.  The option price per share shall be determined by the Board of Directors at the time of grant.  Except as provided in Section 6.2-2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted.  The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

6.2-5           Limitation on Time of Grant.  No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

6.2-6           Early Dispositions.  If within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

6.3           Non-Statutory Stock Options.  Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above:

6.3-1           Option Price.  The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant, and the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Non-Statutory Stock Option at the date the option is granted.  The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

6.3-2           Duration of Options.  Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7.           Stock Bonuses.  The Board of Directors may award shares under the Plan as stock bonuses.  Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors.  The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with any other restrictions determined by the Board of Directors.  The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements.  The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors.  The certificates representing the shares awarded shall bear any legends required by the Board of Directors.  The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law.  With the consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.  Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

8.           Restricted Stock.  The Board of Directors may issue shares under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors.  Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors.  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with any other restrictions determined by the Board of Directors.  All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective purchaser of the shares before the delivery of certificates representing the shares to the purchaser.  The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors.  The certificates representing the shares shall bear any legends required by the Board of Directors.  The Company may require any purchaser of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law.  With the consent of the Board of Directors, a purchaser may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.  Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

9.           Changes in Capital Structure.

9.1           Stock Splits, Stock Dividends.  If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan.  In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee’s proportionate interest before and after the occurrence of the event is maintained.  Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors.  Any such adjustments made by the Board of Directors shall be conclusive.

9.2           Mergers, Reorganizations, Etc.  In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (each, a “Transaction”), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

9.2-1           Outstanding options shall remain in effect in accordance with their terms.

9.2-2           Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the Transaction.  The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction.  Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

9.2-3           The Board of Directors shall provide a period of 30 days or less before the completion of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate.  The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.

9.3           Dissolution of the Company.  In the event of the dissolution of the Company, options shall be treated in accordance with Section 9.2-3.

9.4           Rights Issued by Another Corporation.  The Board of Directors may also grant options and stock bonuses and issue restricted stock under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock bonuses and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

10.           Amendment of the Plan.  The Board of Directors may at any time modify or amend the Plan in any respect.  Except as provided in Section 9, however, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

11.           Approvals.  The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter.  The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the grants under the Plan.  The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate state or federal securities laws.

12.           Employment and Service Rights.  Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

13.           Rights as a Shareholder.  The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the date the recipient becomes the holder of record of those shares.  Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

Adopted: July 7, 2010